SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    --------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) September 1, 1999



                                LYNCH CORPORATION
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)



    Indiana                          1-106                       38-1799862
    -------                          -----                       ----------
(State of other                 (Commission File                (IRS Employer
Jurisdiction of                     Number)                     Identification)
Incorporation)



401 Theodore Fremd Avenue, Rye, NY                                 10580
----------------------------------                                 -----
(Address of Principal Executive Offices                           Zip Code



Registrant's Telephone Number, Including Area Code: 914/921-7601

Item 2.           Acquisition or Disposition of Assets.
-------           -------------------------------------


On September 1, 1999, Registrant spun off to its shareholders all of the stock of Lynch Interactive Corporation ("LIC"). Each shareholder of record of Registrant as of the close of business on August 23, 1999, the record date, received one share of common stock of LIC for each share of common stock of Lynch. The Board of Directors of Registrant authorized the spin off.

At the time of the spin off, LIC held all of the multimedia and services businesses, plus 1,000,000 shares of Common Stock of Spinnaker Industries, Inc. ("Spinnaker") (AMEX:SKK and SKK.A), previously owned by Registrant. For further information on LIC, reference is made to LIC's Form 10A-1, dated August 18, 1999, filed with the Securities and Exchange Commission ("SEC") and to LIC's Information Statement, dated August 23, 1999 (the "Information Statement") contained as Exhibit 99.1 to the Form 10A-1.

After the spin off, Registrant owns (i) 1,237,203 share of Common Stock and 2,259,063 share of Class A Common Stock of Spinnaker (which collectively constitutes approximately 48% of the equity and 59% of the voting interest of Spinnaker, (ii) 100% pf the stock of M-tron Industries, Inc. ("M-tron") and
(iii) 91% of the stock of Lynch Systems, Inc. ("LS"). For a description of Spinnaker, M-tron and LS, reference is made to Registrant's Form 10-K for the year ended December 31, 1998, and other filings by Registrant with the SEC and Spinnaker's Form 10-K for the year ended December 31, 1998 and other filings by Spinnaker with the SEC.

In connection with the spin off, Messrs. Paul J. Evanson, John C. Ferrara, David
C. Mitchell and Salvatore Muoio, who became directors of LIC, ceased to be directors of Registrant. The current directors of Registrant are Mario J. Gabelli (Chairman), E. Val Cerutti and Ralph R. Papitto. Messrs. Gabelli and
Papitto are also directors of LIC. There is no change to the officers of Registrant as a result of the spin off, and the officers of Registrant became the officers of LIC as well. However, prior to the third anniversary of the spin off, the officers of Registrant and LIC must be different persons, although Mario J. Gabelli may continue to be Chairman of the Board of the company of which he is not chief executive officer.

At the spin off, the employees of the corporate office of Registrant became employees of LIC and LIC will provide corporate management services to Registrant. With respect to the relationship Registrant and LIC after the spin off, reference is made to "Relationship Between Lynch and Interactive After the Spin Off" and "Corporation Expense" in the Information Statement, which is incorporated herein by reference. Registrant and LIC are parties to a Separation Agreement described in the Information Statement and included as an Exhibit hereto. Any arrangements between Registrant and LIC, including without limitation the provision of management services and the allocation of overhead expense, are subject to modification or cancellation.

This Form 8-K contains certain forward looking information, which is based upon certain estimates, projections and/or assumptions. As a result, such information is subject to uncertainties, risks and inaccuracies that could be material.

Item 7.           Financial Statements and Exhibits
-------           ---------------------------------

                  (b) Pro Forma Financial Information. Unaudited pro forma balance sheet of the Registrant as of June 30, 1999 and statement of operations for the six month period ended June 30, 1999. Unaudited pro forma statement of operations for the year ended December 31, 1998.

                  (c)      Exhibits

                  2(a)     Information   Statement  of  LIC   (incorporated   by
                           reference to Exhibit 99.1 to LIC's Form 10A-1, dated August 18, 1999)

                  2(b) Separation Agreement, dated as of August 31, 1999, between Registrant and LIC (incorporated by reference to Exhibit 2 to LIC's Form 10A-1, dated August 18, 1999.

         Pursuant to the requirement of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Lynch Corporation


                                                   By:/s/Robert E. Dolan
                                                         Robert E. Dolan
                                                         Chief Financial Officer
Date: September 16, 1999

                                LYNCH CORPORATION


                       UNAUDITED PRO FORMA FINANCIAL DATA


         The following unaudited pro forma financial information of the Registrant is based on the historical consolidated financial statements of the Registrant adjusted for intervening transactions for which the Registrant has filed Form 8- K's on July 30, 1999, and has been prepared to illustrate the effects of the spin off as though it had occurred as of the beginning of the periods presented for the pro forma statements of operations and as if it had occurred on June 30, 1999 for the pro forma balance sheet. Defined terms herein have the meanings given to them in the Form 8-K of which this is a part.

         The pro forma adjustments include, in the opinion of management, all adjustments necessary to give pro forma effect to the Spin Off as though such transaction had occurred as of the beginning of the period presented for the pro forma statement of operations and as if it had occurred on June 30, 1999 for the pro forma balance sheet.

         The unaudited pro forma financial information is not necessarily indicative of how the Registrant's balance sheet and results of operations would have been presented had the Spin Off actually been consummated at the assumed date, nor is it necessarily indicative of presentation of the Registrant's balance sheet and results of operations for any future period. The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto included in the Registrant's Annual Report on Form 10-K for the period ended December 31, 1998, Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 1999, and the Registrant's Current Report on Form 8-K filed on July 30, 1999.

         The pro forma adjustments are based upon available information. These adjustments are directly attributable to the Spin Off and are expected to have a continuing impact on the Registrant's business, results of operations, and financial position.




                                LYNCH CORPORATION
                 Unaudited Pro Forma Consolidated Balance Sheet
                              (Dollars inThousands)

                                               June 30, 1999 Disposition
                                                  Per 8K      of Lynch    Pro Forma     Pro Forma
                                               filed 7/30/99 Interactive  Adjustments  June 30, 1999     Notes
                                               ------------- ------------  -----------  -------------   -------

CASH & EQUIVALENTS ..........................   $  75,657    $    --      $    --      $  75,657
RECEIVABLES .................................      24,309         --           --         24,309
INVENTORIES .................................      31,477         --           --         31,477
DEFERRED INCOME TAX BENEFITS ................       8,717         --           --          8,717
OTHER CURRENT ASSETS ........................         809         --           --            809
CURRENT ASSETS. OF SUBS TO BE DISTRB'D TO S/H      50,304      (50,304)        --           --
                                                   ------      -------      -------     --------
                                                  191,273      (50,304)        --        140,969
                                                  -------      -------      -------      -------
PROPERTY, PLANT & EQUIP-NET .................      44,992         --           --         44,992
GOODWILL ....................................      22,472         --           --         22,472
OTHER ASSETS ................................       9,415         --           --          9,415
NON CURR ASSETS OF SUBS TO BE DIST'D TO S/H .     151,677     (151,677)        --              0
NON CURR ASSETS OF DISCONTINUED OPS .........        --           --           --              0
                                                  -------      -------      -------      -------
                                                $ 419,829    ($201,981)   $    --      $ 217,848
                                                =========     ========     ========     ========

NOTES PAYABLE BANKS AND OTHERS ..............   $  27,983    $    --      ($  7,300)   $  20,683           (2)
ACCOUNTS PAYABLE ............................      19,392         --           --         19,392
ACCRUED INTEREST PAYABLE ....................       2,590         --           --          2,590
ACCRUED LIABILITIES .........................       2,454         --           --          2,454
CUSTOMER ADVANCES ...........................       2,714         --           --          2,714
CURRENT PORTION OF LTD ......................       1,055         --           --          1,055
CURRENT LIABS. OF SUBS TO BE DISTRB'D TO S/H       36,272      (36,272)        --           --
CURRENT LIABS OF DISCONTINUED OPS ...........        --           --           --           --
                                                ---------     --------     --------     --------
TOTAL CURRENT LIABILITIES ...................      92,460      (36,272)      (7,300)      48,888
                                                ---------     --------     --------     --------
LONG TERM DEBT ..............................     122,630         --           --        122,630
LONG TERM LIABILITIES .......................       1,901         --           --          1,901
DEFERRED TAXES ..............................      16,582         --           --         16,582
MINORITY INTEREST ...........................      10,345         --          2,826       13,171           (1)
NON CURR LIABS OF SUBS TO BE DIST'D TO S/H ..     139,682     (139,682)        --           --
NON CURR LIABS OF DISCONTINUED OPS ..........        --           --           --           --
                                                ---------     --------     --------     --------
    TOTAL LIABILITIES .......................     383,600     (175,954)      (4,474)     203,172
                                                ---------     --------     --------     --------

SHAREHOLDERS  EQUITY
COMMON STOCK ................................       5,139         --           --          5,139
ADDITIONAL PAID IN CAPITAL ..................       8,298         --           --          8,298
RETAINED EARNINGS ...........................      23,785      (26,027)       4,474        2,232
ACCUMULATED OTHER COMPREHENSIVE INCOME ......         211         --           --            211
TREASURY STOCK ..............................      (1,204)        --           --         (1,204)
                                                ---------     --------     --------     --------
    TOTAL LIABILITIES & EQUITY ..............   $ 419,829    ($201,981)   $    --      $ 217,848
                                                =========     ========    =========    =========


                                LYNCH CORPORATION
             Unaudited Pro Form Consolidated Statement of Opertions
              (Dollars in Thousands, Except for Per Share Amounts)


                                                    Six Months
                                                     Ended
                                                  June 30, 1999                  Pro Forma
                                                     Per 8K        Pro Forma  Six Months Ended
                                                  filed 7/30/99   Adjustments  June 30, 1999    Notes
                                                  -------------   -----------  -------------    -----

SALES AND REVENUES
   MANUFACTURING ............................   $    93,774    $      --     $    93,774
                                                -----------    -----------   -----------
TOTAL SALES & REVENUE .......................        93,774           --          93,774
                                                -----------    -----------   -----------
COSTS & EXPENSES
   MANUFACTURING ............................        82,785           --          82,785
   SELLING & ADMIN ..........................        10,594           --          10,594
                                                -----------    -----------   -----------
OPERATING PROFIT ............................           395           --             395
                                                -----------    -----------   -----------

INVESTMENT INCOME ...........................         1,819           --           1,819
INTEREST (EXPENSE) ..........................        (8,026)          --          (8,026)
                                                -----------    -----------   -----------
  NET OTHER INC.(EXP.) ......................        (6,207)          --          (6,207)
                                                -----------    -----------   -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES AND MINORITY INTERESTS        (5,812)          --          (5,812)
BENEFIT (PROVISION) FOR INCOME TAXES ........         2,311           --           2,311
MINORITY INTERESTS ..........................         1,672            451         2,123             (1)
                                                 -----------    -----------   -----------
NET INCOME (LOSS) FROM CONTINUING OPERATIONS    ($    1,829)   $       451   ($    1,378)
                                                 ===========    ===========   ==========
WEIGHTED AVERAGE SHARES OUTSTANDING .........     1,417,000           --       1,417,000

Basic and diluted earnings per share:
NET INCOME (LOSS) FROM CONTINUING OPERATIONS    ($     1.29)         --      ($     0.97)


                               LYNCH CORPORATION
            Unaudited Pro Forma Consolidated Statement of Operations
                (Dollars in Thousands, Except Per Share Amounts)
                                                              Distribution of
                                                             Lynch Interactive
                                                              Corporation to                     Pro Forma
                                                Year Ended   Lynch Corporation   Pro Forma       Year Ended
                                            December 31, 1998  Shareholders      Adjustments  December 31, 1998   Notes
                                            -----------------  ------------      -----------  -----------------   -----
SALES
   MULTIMEDIA ..............................       $54,622        $54,622        $      --      $      --
   SERVICES ................................       150,454        150,454               --             --
   MANUFACTURING ...........................       187,644             --               --        187,644
                                                   -------        -------          -------        -------
TOTAL SALES & REVENUE ......................       392,720        205,076               --        187,644
COSTS & EXPENSES
   MULTIMEDIA ..............................        38,176         38,176               --             --
   SERVICES ................................       138,193        138,193               --             --
   MANUFACTURING ...........................       162,735             --               --        162,735
   SELLING & ADMIN .........................        32,864         12,050               --         20,814
                                                   -------        -------          -------        -------
OPERATING PROFIT ...........................        20,752         16,657               --          4,095

INVESTMENT INCOME ..........................         5,689          1,865               --          3,824
INTEREST (EXPENSE) .........................       (25,877)       (10,383)              --        (15,494)
EQUITY IN EARNINGS OF AFFIL COS ............           317            317               --             --
GAIN ON SALES OF SUBS STOCK & OTHER ASSETS .         4,778          2,709               --          2,069
                                                   -------        -------          -------        -------
  NET OTHER INC.(EXP.) .....................       (15,093)        (5,492)              --         (9,601)

INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES & MINORITY INTERESTS          5,659         11,165               --         (5,506)
BENEFIT (PROVISION) FOR INCOME TAXES .......        (2,293)        (5,012)              --          2,719
MINORITY INTERESTS .........................           311         (1,224)             668          2,203           (1)
                                                   -------        -------          -------        -------
 INCOME (LOSS) FROM CONTINUING OPERATIONS ..     $   3,677      $   4,929         $    668       ($   584)
                                                  ========       ========         ========        =======

WEIGHTED AVERAGE SHARES OUTSTANDING ........     1,418,000             --               --      1,418,000

Basic and diluted earnings per share:
NET INCOME (LOSS) FROM CONTINUING OPERATIONS      $   2.59             --               --       ($  0.41)


                                LYNCH CORPORATION


                     NOTES TO UNAUDITED PRO FORMA FINANCIAL
                  INFORMATION (Dollars in thousands, except per
                                 share amounts)

         The Registrant's unaudited pro forma statement of operations for the six months ended June 30, 1999 and for the year ended December 31, 1998 and the Registrant's unaudited pro forma consolidated balance sheet at June 30, 1999 are based on the unaudited pro forma consolidated statements of operations at June 30, 1999 and December 31, 1998 and the unaudited pro forma balance sheet at June 30, 1999 filed on Form 8-K as of July 30, 1999, which reflects the disposition of the industrial tape businesses of Spinnaker Industries, Inc.

         (1) Represents the change in minority interests based on the transfer of one million shares of Spinnaker Industries, Inc. common stock to Lynch Interactive Corporation.

         (2) Represents the transfer of two lines of credit facilities from the Registrant to Lynch Interactive Corporation.